UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020 (January 10, 2020)

RBB BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd. 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 13, 2020, RBB Bancorp, a California corporation (“RBB”), issued a press release announcing the completion of its previously-announced acquisition of PGB Holdings, Inc. (“PGB”).  A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 10, 2020, RBB completed its previously-announced acquisition (the “Merger”) of PGB pursuant to an Agreement and Plan of Merger dated as of September 5, 2019 (the “Merger Agreement”), by and among RBB, its wholly-owned subsidiary, Royal Business Bank, PGB and its wholly-owned bank subsidiary, Pacific Global Bank.  At the effective time of the transaction, PGB merged with and into RBB (the “Merger”).   Immediately following the Merger, Pacific Global Bank merged with and into Royal Business Bank.

Pursuant to the terms of the Merger Agreement, each holder of PGB common stock has the right to receive $69.49 per share, for each share of PGB common stock held immediately prior to the effective time of the Merger (the “Merger Consideration”). Unexercised PGB options were terminated by PGB prior to the effective time of the Merger, as provided for in the Merger Agreement. The value of the total Merger Consideration was approximately $32,885,274.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to RBB’s Form 10-Q filed with the Securities and Exchange Commission on November 12, 2019, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 5, 2019, between RBB Bancorp and PGB Holdings Inc. (incorporated by reference to Exhibit 2.1 to RBB’s Form 10-Q filed on November 12, 2019)*

99.1	Press Release, dated January 13, 2020

*

Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and RBB agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: January 13, 2020	By:	/s/ David Morris
David Morris
Executive Vice President and Chief Financial Officer

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